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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported):    July 25, 2006

                               UGI Utilities, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)

       Pennsylvania                     1-1398                  23-1174060
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(State or other jurisdiction          (Commission            (I.R.S. Employer
    of incorporation)                 File Number)          Identification No.)

   100 Kachel Boulevard, Suite 400,
     Green Hills Corporate Center,
         Reading, Pennsylvania                                    19607
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(Address of principal executive offices)                        (Zip Code)

     Registrant's telephone number, including area code:    610 796-3400

                                 Not Applicable
                           --------------------------
           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Director Compensation

On July 25, 2006, the Board of Directors of UGI Utilities, Inc. (the "Company") approved, based on market data, an annual retainer of $5,000 for the chairperson of the Pension Committee, effective October 1, 2006, in recognition of the increasing level of the chairperson's responsibilities.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        UGI Utilities, Inc.


July 31, 2006                           By:   Margaret M. Calabrese
                                           -------------------------------------
                                           Name: Margaret M. Calabrese
                                           Title: Secretary